UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): June 15, 2016

BOSTON CARRIERS, INC.

(Exact Name of Registrant as Specified in Charter)

Marshall Islands	333-191564	65-1011679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Karneadou Str., Athens Greece		10675
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (30) 210 898 6362

18 Nap. Zerva Str., Glyfada,

Greece 16675

(Former Address)

Copies to:

Marc J. Ross, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 31, 2015, Boston Carriers, Inc., then known as Integrated Inpatient Solutions, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which the Company agreed to acquire all of the assets and liabilities of Boston Carriers Ltd., a corporation organized under the laws of the Republic of the Marshall Islands (“Boston Carriers”) in exchange for newly issued shares of the Company’s Series B Preferred Stock, $0.0001 par value per share, which were issued to the former sole stockholder of Boston Carriers (the “Exchange”). In connection with the Exchange, among other items, the Company agreed to assume Boston Carriers’ liabilities, including those associated with a Share Subscription Agreement (the “Subscription Agreement”), for shares of preferred stock between Boston Carriers and YP Holdings, LLC, a Texas limited liability company (the “Investor”), which Subscription Agreement was originally entered into on November 20, 2015. The Company’s assumption of the liabilities associated with the Subscription Agreement occurred on January 1, 2016.

On June 9, 2016, the Company and the Investor agreed to amend and restate the Subscription Agreement by entering into an Amended and Restated Securities Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company issued a 10.75% Convertible Promissory Note (the “Note”) in the aggregate principal amount of $3,000,000.00. The Note carries a maturity date of May 30, 2026.

The Note, inclusive of principal and interest, is convertible into shares of the Company’s common stock at any time at the discretion of the Investor at a conversion price (“Conversion Price”) equal to 70% of the single lowest closing bid price per share of common stock during the 20 trading days immediately preceding the applicable conversion date.

The foregoing description of the Purchase Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of each document, both of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation S under the Securities Act. The Investor represented that it was an accredited investor, as defined in Rule 501 of Regulation D.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit No.	Description
4.1	Form of Note

10.1	Form of Amended and Restated Securities Purchase Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2016	Boston Carriers, Inc.

By: /s/ Antonios Bertsos
Name: Antonios Bertsos
Title: Chief Executive Officer